SEGALL BRYANT & HAMILL TRUST

Segall Bryant & Hamill Small Cap Value Fund,

Segall Bryant & Hamill Small Cap Growth Fund,

Segall Bryant & Hamill Small Cap Core Fund,

Segall Bryant & Hamill All Cap Fund,

Segall Bryant & Hamill Emerging Markets Fund,

Segall Bryant & Hamill International Small Cap Fund,

Segall Bryant & Hamill Fundamental International Small Cap Fund,

Segall Bryant & Hamill Global All Cap Fund,

Segall Bryant & Hamill Workplace Equality Fund,

Segall Bryant & Hamill Short Term Plus Fund,

Segall Bryant & Hamill Plus Bond Fund,

Segall Bryant & Hamill Quality High Yield Fund,

Segall Bryant & Hamill Municipal Opportunities Fund, and

Segall Bryant & Hamill Colorado Tax Free Fund

Supplement dated December 15, 2021 to the

Statement of Additional Information (“SAI”)

dated May 1, 2021, as supplemented

Effective December 15, 2021, the SAI is hereby amended as follows:

Mr. Derek Smith has resigned as Secretary of the Segall Bryant & Hamill Trust (the “Trust”) effective November 4, 2021. Due to the resignation of Mr. Smith, on November 16, 2021 the Board appointed Ms. Maggie Bull to serve as Secretary. Accordingly, all references to Mr. Smith are hereby deleted and the Trust Officers table on page 53 of the SAI is updated to reflect Ms. Bull as Secretary and that her service in such capacity began on November 16, 2021.

Effective January 1, 2022, the Investment Review Committee, which was disbanded effective May 1, 2021, will be reinstated and will be composed of Messrs. Abood (Chairperson), DeTore, and Pederson. Effective January 1, 2022, the members of the Audit Committee will be composed of Messrs. Smith and Voneiff (Chairperson) and Ms. Teague. Effective January 1, 2022, the members of the Nominating and Governance Committee will be composed of Messrs. Abood, DeTore (Chairperson) and Pederson and Ms. Teague.

Accordingly, the sub-section titled “Standing Board Committees” on page 56 of the SAI is amended to include a description of the Investment Review Committee as follows:

The Investment Review Committee is responsible for reviewing, in an oversight capacity, the investment activities of the Funds. The Investment Review Committee is comprised of Messrs. Abood (Chairperson), DeTore and Pederson.

Also effective January 1, 2022, the Committee fees shall be paid on a per annum basis rather than as a fee for each meeting attended.

Please retain this supplement with your Statement of Additional Information.